Loans - Schedule of Loans (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Loans [Abstract]
Bank loans		$ 12,451,851	$ 12,289,550
Margin loan	[1]	216,312
Total		$ 12,668,163	$ 12,289,550

[1]	During the year ended December 31, 2025, the Company borrowed an aggregate amount of $280,415 from its investment margin account to finance the acquisition of equity securities, with pledging the assets (i.e. equity securities and cash) in the Company’s investment account as collateral. The interest rate for such margin loan is charged at 6.80% per annum with interest only payable daily. The margin loan has no maturity but is repayable on demand as the custodian can issue a margin call at any time, therefore the margin loan is recorded as a current liability on the Company’s consolidated balance sheets. As of December 31, 2025, the assets in the Company’s investment account pledged as collateral for the margin loan were equity securities of amounted to $2,480,398.